UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 18, 2025 (January 31, 2025)

Banzai International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39826	85-3118980
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

435 Ericksen Ave, Suite 250 Bainbridge Island, Washington	98110
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 414-1777

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BNZI	The Nasdaq Capital Market
Redeemable Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	BNZIW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed in its Current Report on Form 8-K filed with the Securities and Exchange Commission on January 31, 2025 (the “Original Form 8-K”), on that same day (the “Closing Date”), Banzai International, Inc., a Delaware corporation (“Banzai” or the “Company”), closed an acquisition (the “Acquisition”, the consummation of the Acquisition, the “Closing”) with Vidello Limited, a private limited company registered in England and Wales (“Vidello”), pursuant to an Acquisition Agreement (the “Acquisition Agreement”), dated December 19, 2024, by and among the Company, Vidello, and certain shareholders of Vidello (the “Vidello Shareholders”). On or prior to the Closing Date, the closing conditions as set forth in the Acquisition Agreement were satisfied or otherwise waived by the parties thereto, and upon Closing, Vidello Shareholders transferred all the outstanding shares of Vidello to the Company, therefore, Vidello became a direct and wholly owned subsidiary of the Company.

This Amendment to the Original Form 8-K is being filed to amend and supplement the Original Form 8-K, the sole purpose of which is to provide the financial statements required by Item 9.01(a), which were excluded from the Original Form 8-K and are filed as exhibits hereto and are incorporated herein by reference. All other items in the Original Form 8-K remain the same.

Item 9.01 Exhibits

(a) Financial Statements of Businesses Acquired.

The audited financial statements of Vidello, which comprise the balance sheets as of March 31, 2024 and 2023, the related statements of operations, members’ equity, and cash flows for the years then ended, and the related notes to the audited financial statements, and the unaudited financial statements for the period ended December 31, 2024, are filed as Exhibit 99.1 hereto and incorporated by reference herein.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined (i) balance sheet as of and for the nine-month period ended December 31, 2024, and (ii) income statement for the period ended December 31, 2024, and (iii) the related notes thereto, are filed as Exhibit 99.2 hereto and incorporated by reference herein.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Bush & Associates CPA LLC
99.1	Audited financial statements of Vidello as of March 31, 2024 and 2023 and for the years then ended; and unaudited financial statements for the period ended December 31, 2024.
99.2	Unaudited pro forma condensed combined financial statements and the related notes thereto
104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 18, 2025

BANZAI INTERNATIONAL, INC.

By:	/s/ Joseph Davy
Joseph Davy
Chief Executive Officer